UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 5719

Dreyfus Stock Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Stock Index Fund, Inc.

ANNUAL REPORT December 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
25	Statement of Financial Futures
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
30	Financial Highlights
32	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
45	Important Tax Information
46	Board Members Information
48	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Stock Index Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Stock Index Fund, Inc., covering the 12-month period from January 1, 2011, through December 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The generally mild returns produced by the U.S. stock market in 2011 belie the pronounced volatility affecting equities over much of the year. Day-to-day market movements were often tumultuous, driven by macroeconomic developments ranging from catastrophic natural disasters in Japan to an unprecedented downgrade of long-term U.S. debt securities and the resurgence of a sovereign debt crisis in Europe. Still, U.S. corporations achieved record-setting profits, on average, even as market valuations dropped below historical norms. A fundamentals-based investment approach proved relatively ineffective in a market fueled mainly by emotion, causing most active portfolio managers to lag market averages.

We are hopeful that equity investors will adopt a more rational perspective in 2012. Our economic forecast calls for a mild acceleration of the U.S. recovery as the domestic banking system regains strength, credit conditions loosen and housing markets begin a long-awaited convalescence. Of course, we encourage you to talk with your financial adviser to help ensure that your investment objectives are properly aligned with your risk tolerance in pursuing potential market opportunities in 2012.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 17, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through December 31, 2011, as provided by Thomas J. Durante, Karen Q.Wong and Richard A. Brown, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2011, Dreyfus Stock Index Fund’s Initial shares produced a total return of 1.88%, and its Service shares produced a total return of 1.62%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 2.09% for the same period.2,3

Macroeconomic disappointments throughout the world weighed on U.S. stocks during 2011, but rallies in the first and fourth quarters enabled the S&P 500 Index to end the year in positive territory.The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weighting. Often considered a proxy for the stock market in general, the S&P 500 Index is made up of 500 common stocks chosen to reflect the industries of the U.S. economy. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.The fund also may use stock index futures as a substitute for the sale or purchase of securities.

Global Economic Developments Roiled Equity Markets

Improvements in U.S. economic data supported stock prices at the start of 2011, but political unrest in the Middle East and catastrophic natural and nuclear disasters in Japan soon interrupted the rally. Nonetheless, stocks generally rebounded from these unexpected shocks by the end of the first quarter.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Investors’ hopes for a more robust recovery were dashed in late April, when Greece teetered on the brink of default on its sovereign debt and the crisis spread to other European nations. In addition, U.S. economic data proved disappointing, and investors reacted cautiously to a contentious political debate regarding government spending and borrowing. Consequently, newly risk-averse investors shifted their focus toward traditionally defensive industries and companies.

Market declines were particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt.The market rebounded to a degree from October through December, when U.S. economic data improved and European policymakers made some progress in addressing the region’s problems.

Investors Favored Traditionally Defensive Stocks

Cautious investor sentiment helped lift the performance of traditionally defensive industry groups, such as the consumer staples, health care and utilities sectors, due to their relatively low levels of economic sensitivity. Investors also were attracted to stocks offering competitive dividend yields, many of which can be found in the consumer staples and utilities sectors.

In the consumer staples sector, tobacco companies fared especially well amid higher sales in the emerging markets and the introduction of new smokeless tobacco products. Food producers and household products makers also gained value when investors sought companies with consistent sales and stable earnings. Many consumer-oriented companies saw sales rise late in the year when consumer sentiment improved and companies offered holiday season discounts that were largely offset by expense reductions.

Large pharmaceutical developers led the health care sector in 2011, as companies that previously had been hurt by patent expirations diversified their revenue streams through entry into the market for nonprescription health-and-beauty products. Managed care providers also advanced as an aging population made greater use of assisted living facilities. Among utilities, high dividend yields attracted traditional fixed-income investors, and electric utilities powered by fossil fuels gained value in the wake of Japan’s nuclear disaster.

The financials sector proved to be the greatest laggard of 2011, as the European debt crisis took its toll on diversified financial institutions. In addition, commercial banks were battered by low lending margins, investment banks suffered with reduced deal volumes, and insurance companies were hurt by claims stemming from a series of natural disasters and the impact of low interest rates on their investment portfolios. In the materials sector, gold stocks failed to keep pace with commodity prices, and industrial metals producers struggled with reduced demand in the faltering global economy. Finally, the energy sector disappointed, mainly due to weakness among equipment and service providers with exposure to the Middle East and North Africa, where security and insurance costs soared.

Index Funds Offer Diversification Benefits

As an index fund, we attempt to replicate the returns of the S&P 500 Index by closely approximating the composition of the S&P 500 Index. In our view, one of the greatest benefits of an index fund is that it offers a broadly diversified investment vehicle that can help investors manage risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

January 17, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund
directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends daily and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a
widely accepted, unmanaged index of U. S. stock market performance. Investors cannot invest directly in any index.
3	“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500®” and “S&P 500®” are
trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use by the
fund.The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard
& Poor’s makes no representation regarding the advisability of investing in the fund.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/11
	1Year	5 Years	10 Years
Initial shares	1.88%	–0.45%	2.69%
Service shares	1.62%	–0.70%	2.43%
Standard & Poor’s 500
Composite Stock Price Index	2.09%	–0.25%	2.92%

Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Stock Index Fund, Inc.
on 12/31/01 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the
“Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses (after any expense reimbursements).The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Stock Index Fund, Inc. from July 1, 2011 to December 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2011

	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.38	$2.62
Ending value (after expenses)	$961.60	$960.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2011

	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.43	$2.70
Ending value (after expenses)	$1,023.79	$1,022.53

† Expenses are equal to the fund’s annualized expense ratio of .28% for Initial Shares and .53% for Service Shares,
multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2011

Common Stocks—97.1%	Shares	Value ($)
Consumer Discretionary—10.4%
Abercrombie & Fitch, Cl. A	12,224	597,020
Amazon.com	51,373[a]	8,892,666
Apollo Group, Cl. A	17,177[a]	925,325
AutoNation	7,097[a,b]	261,666
AutoZone	4,091[a]	1,329,452
Bed Bath & Beyond	33,983[a]	1,969,994
Best Buy	42,989	1,004,653
Big Lots	8,592[a]	324,434
BorgWarner	15,340[a]	977,772
Cablevision Systems (NY Group), Cl. A	32,651	464,297
CarMax	32,366[a]	986,516
Carnival	65,169	2,127,116
CBS, Cl. B	93,245	2,530,669
Chipotle Mexican Grill	4,483[a]	1,514,088
Coach	40,199	2,453,747
Comcast, Cl. A	384,774	9,122,992
D.R. Horton	41,456	522,760
Darden Restaurants	19,596	893,186
DeVry	8,371	321,949
DIRECTV, Cl. A	99,681[a]	4,262,360
Discovery Communications, Cl. A	37,905 [a]	1,552,968
Dollar Tree	16,641[a]	1,383,034
Expedia	14,096	409,066
Family Dollar Stores	17,050	983,103
Ford Motor	536,156	5,769,039
GameStop, Cl. A	19,244[a,b]	464,358
Gannett	34,112	456,077
Gap	49,319	914,867
Genuine Parts	22,075	1,350,990
Goodyear Tire & Rubber	36,313[a]	514,555
H&R Block	43,111	704,003
Harley-Davidson	33,992	1,321,269
Harman International Industries	10,117	384,851
Hasbro	16,395	522,837
Home Depot	218,873	9,201,421

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
International Game Technology	40,806	701,863
Interpublic Group of Cos	64,557	628,140
J.C. Penney	20,617	724,688
Johnson Controls	95,532	2,986,330
Kohl’s	35,832	1,768,309
Leggett & Platt	19,484	448,911
Lennar, Cl. A	20,670[b]	406,165
Limited Brands	34,239	1,381,544
Lowe’s	178,476	4,529,721
Macy’s	61,011	1,963,334
Marriott International, Cl. A	39,628	1,155,949
Mattel	47,354	1,314,547
McDonald’s	144,520	14,499,692
McGraw-Hill	42,381	1,905,874
Netflix	7,376[a,b]	511,083
Newell Rubbermaid	41,621	672,179
News, Cl. A	309,828	5,527,332
NIKE, Cl. B	52,397	5,049,499
Nordstrom	22,539	1,120,414
O’Reilly Automotive	18,135[a]	1,449,893
Omnicom Group	40,047	1,785,295
Priceline.com	6,991[a]	3,269,761
Pulte Group	45,071[a,b]	284,398
Ralph Lauren	8,961	1,237,335
Ross Stores	32,620	1,550,429
Scripps Networks Interactive, Cl. A	13,562	575,300
Sears Holdings	5,041[a,b]	160,203
Staples	100,355	1,393,931
Starbucks	104,176	4,793,138
Starwood Hotels & Resorts Worldwide	27,052[c]	1,297,684
Target	94,344	4,832,300
Tiffany & Co.	17,841	1,182,145
Time Warner	141,397	5,110,088
Time Warner Cable	45,077	2,865,545
TJX	53,098	3,427,476

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
TripAdvisor	14,096[a,b]	355,360
Urban Outfitters	15,796[a]	435,338
VF	12,340	1,567,057
Viacom, Cl. B	78,008	3,542,343
Walt Disney	253,774	9,516,525
Washington Post, Cl. B	724[b]	272,810
Whirlpool	10,747	509,945
Wyndham Worldwide	22,381	846,673
Wynn Resorts	10,901	1,204,451
Yum! Brands	65,143	3,844,088
		172,020,185
Consumer Staples—11.2%
Altria Group	289,820	8,593,163
Archer-Daniels-Midland	95,961	2,744,485
Avon Products	60,216	1,051,974
Beam	21,513	1,102,111
Brown-Forman, Cl. B	14,559	1,172,145
Campbell Soup	25,842[b]	858,988
Clorox	18,743	1,247,534
Coca-Cola	320,768	22,444,137
Coca-Cola Enterprises	45,383	1,169,974
Colgate-Palmolive	68,032	6,285,476
ConAgra Foods	58,343	1,540,255
Constellation Brands, Cl. A	25,940[a]	536,180
Costco Wholesale	61,601	5,132,595
CVS Caremark	183,867	7,498,096
Dean Foods	26,397[a]	295,646
Dr. Pepper Snapple Group	29,908	1,180,768
Estee Lauder, Cl. A	15,666	1,759,605
General Mills	90,674	3,664,136
H.J. Heinz	45,676	2,468,331
Hershey	21,374	1,320,486
Hormel Foods	19,011	556,832
J.M. Smucker	15,701	1,227,347
Kellogg	35,673	1,803,984

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Staples (continued)
Kimberly-Clark	55,647	4,093,393
Kraft Foods, Cl. A	248,283	9,275,853
Kroger	85,101	2,061,146
Lorillard	19,072	2,174,208
McCormick & Co.	18,123	913,762
Mead Johnson Nutrition	28,453	1,955,575
Molson Coors Brewing, Cl. B	22,527	980,826
PepsiCo	220,803	14,650,279
Philip Morris International	245,315	19,252,321
Procter & Gamble	388,524	25,918,436
Reynolds American	47,320	1,959,994
Safeway	49,638	1,044,384
Sara Lee	82,690	1,564,495
SUPERVALU	32,102[b]	260,668
Sysco	83,722	2,455,566
Tyson Foods, Cl. A	41,637	859,388
Wal-Mart Stores	246,218	14,713,988
Walgreen	126,479	4,181,396
Whole Foods Market	22,257	1,548,642
		185,518,568
Energy—11.9%
AGL Resources	16,366	691,627
Alpha Natural Resources	31,016[a]	633,657
Anadarko Petroleum	69,779	5,326,231
Apache	53,811	4,874,200
Baker Hughes	61,283	2,980,805
Cabot Oil & Gas	14,594	1,107,685
Cameron International	34,893[a]	1,716,387
Chesapeake Energy	91,897	2,048,384
Chevron	280,791	29,876,162
ConocoPhillips	187,559	13,667,424
Consol Energy	31,726	1,164,344
Denbury Resources	57,165[a]	863,191
Devon Energy	57,052	3,537,224
Diamond Offshore Drilling	10,082[b]	557,131
El Paso	106,987	2,842,645

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
EOG Resources	38,082	3,751,458
EQT	20,642	1,130,975
Exxon Mobil	676,974	57,380,316
FMC Technologies	34,164[a]	1,784,386
Halliburton	128,454	4,432,948
Helmerich & Payne	15,270	891,157
Hess	42,536	2,416,045
Marathon Oil	99,552	2,913,887
Marathon Petroleum	50,789	1,690,766
Murphy Oil	27,755	1,547,064
Nabors Industries	42,037[a]	728,922
National Oilwell Varco	59,098	4,018,073
Newfield Exploration	18,562[a]	700,344
Noble	35,407[a]	1,070,000
Noble Energy	24,507	2,313,216
Occidental Petroleum	114,637	10,741,487
Peabody Energy	37,647	1,246,492
Pioneer Natural Resources	16,733	1,497,269
QEP Resources	24,582	720,253
Range Resources	22,223	1,376,493
Rowan	16,898[a]	512,516
Schlumberger	189,002	12,910,727
Southwestern Energy	48,851[a]	1,560,301
Spectra Energy	91,320	2,808,090
Sunoco	14,581	598,113
Tesoro	20,658[a]	482,571
Valero Energy	81,745	1,720,732
Williams	82,669	2,729,730
		197,561,428
Financial—13.0%
ACE	47,400	3,323,688
Aflac	65,343	2,826,738
Allstate	71,394	1,956,910
American Express	142,733	6,732,716
American International Group	60,533[a]	1,404,366
Ameriprise Financial	32,646	1,620,547

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Aon	46,425	2,172,690
Apartment Investment & Management, Cl. A	16,662[c]	381,726
Assurant	13,983	574,142
AvalonBay Communities	13,268[c]	1,732,801
Bank of America	1,425,017	7,923,095
Bank of New York Mellon	171,902	3,422,569
BB&T	99,203	2,496,939
Berkshire Hathaway, Cl. B	248,265[a]	18,942,619
BlackRock	14,156	2,523,165
Boston Properties	20,517[c]	2,043,493
Capital One Financial	65,055	2,751,176
CBRE Group	41,862[a]	637,140
Charles Schwab	151,897	1,710,360
Chubb	39,283[b]	2,719,169
Cincinnati Financial	22,393[b]	682,091
Citigroup	412,860	10,862,347
CME Group	9,495	2,313,647
Comerica	28,283	729,701
Discover Financial Services	76,479	1,835,496
E*TRADE Financial	31,953[a]	254,346
Equity Residential	41,683[c]	2,377,181
Federated Investors, Cl. B	13,139[b]	199,056
Fifth Third Bancorp	128,564	1,635,334
First Horizon National	35,203[b]	281,624
Franklin Resources	20,583	1,977,203
Genworth Financial, Cl. A	69,755[a]	456,895
Goldman Sachs Group	69,539	6,288,412
Hartford Financial Services Group	63,837	1,037,351
HCP	57,956[b,c]	2,401,117
Health Care REIT	26,780[c]	1,460,313
Host Hotels & Resorts	96,168[c]	1,420,401
Hudson City Bancorp	76,312	476,950
Huntington Bancshares	125,339	688,111
IntercontinentalExchange	10,145[a]	1,222,980
Invesco	62,085	1,247,288
JPMorgan Chase & Co.	536,722	17,846,006

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
KeyCorp	126,759	974,777
Kimco Realty	58,830[c]	955,399
Legg Mason	18,661	448,797
Leucadia National	28,761	654,025
Lincoln National	44,032[b]	855,101
Loews	44,240	1,665,636
M&T Bank	17,241	1,316,178
Marsh & McLennan	76,920	2,432,210
MetLife	149,160	4,650,809
Moody’s	28,384[b]	955,973
Morgan Stanley	209,558	3,170,613
NASDAQ OMX Group	17,070[a]	418,386
Northern Trust	33,811	1,340,944
NYSE Euronext	37,729	984,727
People’s United Financial	51,680	664,088
Plum Creek Timber	22,888[b,c]	836,785
PNC Financial Services Group	73,413	4,233,728
Principal Financial Group	44,370	1,091,502
Progressive	88,461	1,725,874
ProLogis	64,663[c]	1,848,715
Prudential Financial	66,679	3,341,951
Public Storage	19,778[c]	2,659,350
Regions Financial	181,999	782,596
Simon Property Group	41,113[c]	5,301,110
SLM	70,591	945,919
State Street	70,418	2,838,550
SunTrust Banks	76,891	1,360,971
T. Rowe Price Group	36,155	2,059,027
Torchmark	14,167	614,706
Travelers	58,578	3,466,060
U.S. Bancorp	268,625	7,266,306
Unum Group	42,808	901,965
Ventas	40,353[c]	2,224,661
Vornado Realty Trust	25,949[c]	1,994,440
Wells Fargo & Co.	744,710	20,524,208
Weyerhaeuser	75,302[c]	1,405,888

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
XL Group	46,267	914,699
Zions Bancorporation	25,562	416,149
		215,832,722
Health Care—11.5%
Abbott Laboratories	219,981	12,369,532
Aetna	51,806	2,185,695
Agilent Technologies	48,402[a]	1,690,682
Allergan	43,215	3,791,684
AmerisourceBergen	36,502	1,357,509
Amgen	111,392	7,152,480
Baxter International	79,359	3,926,683
Becton Dickinson & Co.	30,238	2,259,383
Biogen Idec	34,335[a]	3,778,567
Boston Scientific	209,329[a]	1,117,817
Bristol-Myers Squibb	239,543	8,441,495
C.R. Bard	11,807	1,009,498
Cardinal Health	47,881	1,944,447
CareFusion	31,926[a]	811,240
Celgene	62,708[a]	4,239,061
Cerner	20,844[a]	1,276,695
Cigna	40,294	1,692,348
Coventry Health Care	20,567[a]	624,620
Covidien	68,148	3,067,341
DaVita	13,296[a]	1,007,970
DENTSPLY International	20,049[b]	701,515
Edwards Lifesciences	15,814[a]	1,118,050
Eli Lilly & Co.	143,721	5,973,045
Express Scripts	69,124[a]	3,089,152
Forest Laboratories	37,889[a]	1,146,521
Gilead Sciences	106,097[a]	4,342,550
Hospira	23,851[a]	724,355
Humana	23,098	2,023,616
Intuitive Surgical	5,512[a]	2,552,111
Johnson & Johnson	385,652	25,291,058
Laboratory Corp. of America Holdings	13,843[a]	1,190,083
Life Technologies	25,698[a]	999,909

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
McKesson	34,290	2,671,534
Medco Health Solutions	54,580[a]	3,051,022
Medtronic	147,562	5,644,246
Merck & Co.	431,590	16,270,943
Mylan	58,782[a]	1,261,462
Patterson	13,667	403,450
PerkinElmer	15,304	306,080
Perrigo	13,029	1,267,722
Pfizer	1,085,678	23,494,072
Quest Diagnostics	21,778	1,264,431
St. Jude Medical	46,150	1,582,945
Stryker	46,901	2,331,449
Tenet Healthcare	70,628[a]	362,322
Thermo Fisher Scientific	53,572[a]	2,409,133
UnitedHealth Group	150,564	7,630,584
Varian Medical Systems	15,906[a]	1,067,770
Waters	13,002[a]	962,798
Watson Pharmaceuticals	18,025[a]	1,087,628
WellPoint	49,139	3,255,459
Zimmer Holdings	25,320	1,352,594
		190,574,356
Industrial—10.4%
3M	99,283	8,114,400
Avery Dennison	15,913	456,385
Boeing	104,239	7,645,931
C.H. Robinson Worldwide	22,614	1,578,005
Caterpillar	91,041	8,248,315
Cintas	15,079[b]	524,900
Cooper Industries	23,147	1,253,410
CSX	148,351	3,124,272
Cummins	27,402	2,411,924
Danaher	80,296	3,777,124
Deere & Co.	57,798	4,470,675
Dover	26,108	1,515,569
Dun & Bradstreet	6,767	506,375
Eaton	48,260	2,100,758

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Emerson Electric	104,024	4,846,478
Equifax	17,262	668,730
Expeditors International of Washington	29,389	1,203,773
Fastenal	40,803	1,779,419
FedEx	44,794	3,740,747
Flowserve	8,096	804,095
Fluor	24,792	1,245,798
General Dynamics	50,301	3,340,489
General Electric	1,490,920	26,702,377
Goodrich	17,357	2,147,061
Honeywell International	109,250	5,937,737
Illinois Tool Works	68,252	3,188,051
Ingersoll-Rand	44,100	1,343,727
Iron Mountain	26,243	808,284
Jacobs Engineering Group	18,344[a]	744,400
Joy Global	14,964	1,121,851
L-3 Communications Holdings	14,920	994,866
Lockheed Martin	37,486[b]	3,032,617
Masco	48,961	513,111
Norfolk Southern	47,477	3,459,174
Northrop Grumman	36,925	2,159,374
PACCAR	51,306	1,922,436
Pall	16,998	971,436
Parker Hannifin	21,985	1,676,356
Pitney Bowes	28,142[b]	521,753
Precision Castparts	20,392	3,360,398
Quanta Services	28,941[a]	623,389
R.R. Donnelley & Sons	26,196[b]	378,008
Raytheon	49,627	2,400,954
Republic Services	45,141	1,243,635
Robert Half International	19,382	551,612
Rockwell Automation	20,556	1,508,194
Rockwell Collins	21,874	1,211,163
Roper Industries	13,111	1,138,953
Ryder System	7,044	374,318
Snap-on	8,602	435,433

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Southwest Airlines	110,011	941,694
Stanley Black & Decker	23,306	1,575,486
Stericycle	12,203[a]	950,858
Textron	40,113	741,689
Tyco International	65,500	3,059,505
Union Pacific	68,236	7,228,922
United Parcel Service, Cl. B	136,291	9,975,138
United Technologies	127,221	9,298,583
W.W. Grainger	8,577	1,605,529
Waste Management	66,603[b]	2,178,584
Xylem	25,989	667,657
		172,051,885
Information Technology—18.5%
Accenture, Cl. A	90,036	4,792,616
Adobe Systems	68,492[a]	1,936,269
Advanced Micro Devices	83,796[a,b]	452,498
Akamai Technologies	27,211[a]	878,371
Altera	45,136	1,674,546
Amphenol, Cl. A	23,373	1,060,900
Analog Devices	42,167	1,508,735
Apple	131,245[a]	53,154,225
Applied Materials	185,121	1,982,646
Autodesk	32,159[a]	975,382
Automatic Data Processing	68,296	3,688,667
BMC Software	25,190[a]	825,728
Broadcom, Cl. A	67,021[a]	1,967,737
CA	54,565	1,103,031
Cisco Systems	759,323	13,728,560
Citrix Systems	26,452[a]	1,606,165
Cognizant Technology Solutions, Cl. A	43,117[a]	2,772,854
Computer Sciences	22,054	522,680
Comverse Technology	502[a]	3,444
Corning	222,675	2,890,321
Dell	215,697[a]	3,155,647
eBay	162,238[a]	4,920,679
Electronic Arts	47,692[a]	982,455

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
EMC	288,120[a]	6,206,105
F5 Networks	11,230[a]	1,191,728
Fidelity National Information Services	35,183	935,516
First Solar	7,797[a,b]	263,227
Fiserv	20,148[a]	1,183,494
FLIR Systems	22,902[b]	574,153
Google, Cl. A	35,674[a]	23,041,837
Harris	17,568	633,151
Hewlett-Packard	280,707	7,231,012
Intel	719,288	17,442,734
International Business Machines	166,461	30,608,849
Intuit	42,802	2,250,957
Jabil Circuit	27,389	538,468
JDS Uniphase	31,965[a]	333,715
Juniper Networks	76,396[a]	1,559,242
KLA-Tencor	23,319	1,125,142
Lexmark International, Cl. A	10,159[b]	335,958
Linear Technology	31,219	937,507
LSI	77,130[a]	458,923
MasterCard, Cl. A	15,023	5,600,875
Microchip Technology	26,564[b]	973,039
Micron Technology	141,210[a]	888,211
Microsoft	1,057,216	27,445,327
Molex	19,411[b]	463,146
Motorola Mobility Holdings	37,184[a]	1,442,739
Motorola Solutions	40,482	1,873,912
NetApp	52,057[a]	1,888,107
Novellus Systems	9,956[a]	411,083
NVIDIA	84,396[a]	1,169,729
Oracle	555,673	14,253,012
Paychex	44,509	1,340,166
QUALCOMM	237,369	12,984,084
Red Hat	27,192[a]	1,122,758
SAIC	38,343[a]	471,235
Salesforce.com	19,071[a]	1,934,944
SanDisk	33,716[a]	1,659,164

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Symantec	105,945[a]	1,658,039
TE Connectivity	60,800	1,873,248
Teradata	23,716[a]	1,150,463
Teradyne	25,086[a,b]	341,922
Texas Instruments	162,777	4,738,438
Total System Services	24,153	472,433
VeriSign	22,649	809,022
Visa, Cl. A	71,548	7,264,268
Western Digital	32,560[a]	1,007,732
Western Union	90,012[b]	1,643,619
Xerox	197,828	1,574,711
Xilinx	37,556	1,204,045
Yahoo!	175,198[a]	2,825,944
		305,921,289
Materials—3.4%
Air Products & Chemicals	29,782	2,537,129
Airgas	9,826	767,214
Alcoa	150,372	1,300,718
Allegheny Technologies	14,193	678,425
Ball	23,308	832,329
Bemis	14,682	441,635
CF Industries Holdings	9,242	1,339,905
Cliffs Natural Resources	20,699	1,290,583
Dow Chemical	165,865	4,770,277
E.I. du Pont de Nemours & Co	130,378	5,968,705
Eastman Chemical	19,746	771,279
Ecolab	42,099	2,433,743
FMC	10,448	898,946
Freeport-McMoRan Copper & Gold	133,757	4,920,920
International Flavors & Fragrances	11,820	619,604
International Paper	60,560	1,792,576
MeadWestvaco	23,370	699,931
Monsanto	74,718	5,235,490
Mosaic	41,772	2,106,562
Newmont Mining	69,037	4,142,910
Nucor	44,257	1,751,249

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Materials (continued)
Owens-Illinois	22,658[a]	439,112
PPG Industries	21,985	1,835,528
Praxair	42,187	4,509,790
Sealed Air	23,771	409,099
Sherwin-Williams	12,266	1,094,986
Sigma-Aldrich	16,809	1,049,890
Titanium Metals	12,805	191,819
United States Steel	20,018[b]	529,676
Vulcan Materials	18,150[b]	714,202
		56,074,232
Telecommunication Services—3.1%
American Tower, Cl. A	55,156[c]	3,309,912
AT&T	836,843	25,306,132
CenturyLink	87,090	3,239,748
Frontier Communications	138,368[b]	712,595
MetroPCS Communications	37,950[a]	329,406
Sprint Nextel	426,677[a]	998,424
Verizon Communications	399,790	16,039,575
Windstream	82,215	965,204
		50,900,996
Utilities—3.7%
AES	92,024[a]	1,089,564
Ameren	33,940	1,124,432
American Electric Power	67,239	2,777,643
CenterPoint Energy	58,586	1,176,993
CMS Energy	33,616	742,241
Consolidated Edison	41,062	2,547,076
Constellation Energy Group	27,737	1,100,327
Dominion Resources	79,459	4,217,684
DTE Energy	23,356	1,271,734
Duke Energy	185,834	4,088,348
Edison International	45,636	1,889,330
Entergy	24,498	1,789,579
Exelon	92,515	4,012,376
FirstEnergy	58,236	2,579,855

Common Stocks (continued)	Shares	Value ($)
Utilities (continued)
Integrys Energy Group	11,511	623,666
NextEra Energy	59,819	3,641,781
NiSource	38,186	909,209
Northeast Utilities	24,178	872,100
NRG Energy	33,991[a]	615,917
ONEOK	14,228	1,233,425
Pepco Holdings	32,311	655,913
PG&E	56,607	2,333,341
Pinnacle West Capital	15,000	722,700
PPL	81,986	2,412,028
Progress Energy	40,984	2,295,924
Public Service Enterprise Group	71,503	2,360,314
SCANA	15,800[b]	711,948
Sempra Energy	33,254	1,828,970
Southern	121,707	5,633,817
TECO Energy	32,015	612,767
Wisconsin Energy	32,727	1,144,136
Xcel Energy	67,768	1,873,109
		60,888,247
Total Common Stocks
(cost $1,204,793,785)		1,607,343,908
	Principal
Short-Term Investments—.2%	Amount ($)	Value ($)
U.S. Treasury Bills:
0.01%, 5/24/12	2,755,000[d]	2,754,620
0.03%, 2/23/12	205,000[d]	204,996
0.03%, 3/22/12	520,000[d]	519,983
Total Short-Term Investments
(cost $3,479,878)		3,479,599

Other Investment—2.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $43,932,285)	43,932,285[e]	43,932,285

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—1.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $17,596,811)	17,596,811[e]	17,596,811
Total Investments (cost $1,269,802,759)	101.0%	1,672,352,603
Liabilities, Less Cash and Receivables	(1.0%)	(16,758,878)
Net Assets	100.0%	1,655,593,725

REIT—Real Estate Investment Trust

a Non-income producing security.
b Security, or portion thereof, on loan.At December 31, 2011, the value of the fund’s securities on loan was
$17,087,292 and the value of the collateral held by the fund was $17,596,811.
c Investment in real estate investment trust.
d Held by a broker as collateral for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	18.5	Short-Term/
Financial	13.0	Money Market Investments	3.9
Energy	11.9	Utilities	3.7
Health Care	11.5	Materials	3.4
Consumer Staples	11.2	Telecommunication Services	3.1
Consumer Discretionary	10.4
Industrial	10.4		101.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES
December 31, 2011

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 12/31/2011	($)
Financial Futures Long
Standard & Poor’s 500 E-mini	801	50,166,630	March 2012	950,496

See notes to financial statements.

The Fund	25

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,087,292)—Note 1(b):
Unaffiliated issuers	1,208,273,663	1,610,823,507
Affiliated issuers	61,529,096	61,529,096
Cash		470,087
Dividends and securities lending income receivable		2,429,181
Receivable for investment securities sold		281,693
Receivable for shares of Common Stock subscribed		176,340
Prepaid expenses		71,744
		1,675,781,648
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		378,542
Liability for securities on loan—Note 1(b)		17,596,811
Payable for shares of Common Stock redeemed		1,877,792
Payable for futures variation margin—Note 4		193,683
Accrued expenses		141,095
		20,187,923
Net Assets ($)		1,655,593,725
Composition of Net Assets ($):
Paid-in capital		1,219,108,871
Accumulated undistributed investment income—net		489,672
Accumulated net realized gain (loss) on investments		32,494,842
Accumulated net unrealized appreciation (depreciation)
on investments (including $950,496 net unrealized
appreciation on financial futures)		403,500,340
Net Assets ($)		1,655,593,725

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	1,487,417,218	168,176,507
Shares Outstanding	50,458,635	5,698,998
Net Asset Value Per Share ($)	29.48	29.51

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2011

Investment Income ($):
Income:
Dividends;
Unaffiliated issuers	35,611,477
Affiliated issuers	19,865
Income from securities lending—Note 1(b)	130,445
Interest	1,059
Total Income	35,762,846
Expenses:
Management fee—Note 3(a)	4,214,159
Distribution fees—Note 3(b)	419,468
Directors’ fees and expenses—Note 3(d)	101,886
Prospectus and shareholders’ reports	98,434
Professional fees	86,889
Shareholder servicing costs—Note 3(c)	34,746
Loan commitment fees—Note 2	15,506
Interest expense—Note 2	2,140
Miscellaneous	134,457
Total Expenses	5,107,685
Less—reduction in fees due to earnings credits—Note 3(c)	(6)
Net Expenses	5,107,679
Investment Income—Net	30,655,167
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	84,613,501
Net realized gain (loss) on financial futures	2,660,795
Net Realized Gain (Loss)	87,274,296
Net unrealized appreciation (depreciation) on investments	(84,839,762)
Net unrealized appreciation (depreciation) on financial futures	672,587
Net Unrealized Appreciation (Depreciation)	(84,167,175)
Net Realized and Unrealized Gain (Loss) on Investments	3,107,121
Net Increase in Net Assets Resulting from Operations	33,762,288

See notes to financial statements.

The Fund	27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2011	2010
Operations ($):
Investment income—net	30,655,167	29,904,478
Net realized gain (loss) on investments	87,274,296	79,645,981
Net unrealized appreciation
(depreciation) on investments	(84,167,175)	127,503,542
Net Increase (Decrease) in Net Assets
Resulting from Operations	33,762,288	237,054,001
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(28,344,208)	(28,030,229)
Service Shares	(2,688,460)	(2,405,412)
Net realized gain on investments:
Initial Shares	(10,509,094)	—
Service Shares	(1,112,437)	—
Total Dividends	(42,654,199)	(30,435,641)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	171,025,336	117,708,374
Service Shares	28,394,145	21,604,639
Dividends reinvested:
Initial Shares	38,853,302	28,030,229
Service Shares	3,800,897	2,405,412
Cost of shares redeemed:
Initial Shares	(349,530,185)	(291,019,364)
Service Shares	(31,935,289)	(25,004,310)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(139,391,794)	(146,275,020)
Total Increase (Decrease) in Net Assets	(148,283,705)	60,343,340
Net Assets ($):
Beginning of Period	1,803,877,430	1,743,534,090
End of Period	1,655,593,725	1,803,877,430
Undistributed investment income—net	489,672	870,701

	Year Ended December 31,
	2011	2010
Capital Share Transactions:
Initial Shares
Shares sold	5,767,892	4,297,365
Shares issued for dividends reinvested	1,300,359	1,032,652
Shares redeemed	(11,714,021)	(10,780,561)
Net Increase (Decrease) in Shares Outstanding	(4,645,770)	(5,450,544)
Service Shares
Shares sold	963,854	809,525
Shares issued for dividends reinvested	127,057	88,328
Shares redeemed	(1,074,192)	(925,125)
Net Increase (Decrease) in Shares Outstanding	16,719	(27,272)

See notes to financial statements.

The Fund	29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	29.67	26.31	22.98	37.40	36.15
Investment Operations:
Investment income—net[a]	.54	.48	.48	.64	.64
Net realized and unrealized
gain (loss) on investments	.02	3.37	4.85	(14.40)	1.26
Total from Investment Operations	.56	3.85	5.33	(13.76)	1.90
Distributions:
Dividends from
investment income—net	(.55)	(.49)	(.48)	(.66)	(.65)
Dividends from net realized
gain on investments	(.20)	—	(1.52)	—	—
Total Distributions	(.75)	(.49)	(2.00)	(.66)	(.65)
Net asset value, end of period	29.48	29.67	26.31	22.98	37.40
Total Return (%)	1.88	14.84	26.33	(37.14)	5.26
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.27	.27	.29	.28	.27
Ratio of net expenses
to average net assets	.27	.27	.29	.28	.27
Ratio of net investment income
to average net assets	1.81	1.78	2.12	2.04	1.70
Portfolio Turnover Rate	3.27	4.46	5.42	4.69	4.54
Net Assets, end of period
($ x 1,000)	1,487,417	1,635,095	1,593,165	1,464,344	2,702,209

a Based on average shares outstanding at each month end.
See notes to financial statements.

		Year Ended December 31,
Service Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	29.70	26.34	23.00	37.41	36.16
Investment Operations:
Investment income—net[a]	.47	.41	.43	.57	.55
Net realized and unrealized
gain (loss) on investments	.02	3.38	4.85	(14.42)	1.26
Total from Investment Operations	.49	3.79	5.28	(13.85)	1.81
Distributions:
Dividends from investment income—net	(.48)	(.43)	(.42)	(.56)	(.56)
Dividends from net realized
gain on investments	(.20)	—	(1.52)	—	—
Total Distributions	(.68)	(.43)	(1.94)	(.56)	(.56)
Net asset value, end of period	29.51	29.70	26.34	23.00	37.41
Total Return (%)	1.62	14.54	26.05	(37.32)	4.99
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.52	.52	.54	.53	.52
Ratio of net expenses
to average net assets	.52	.52	.54	.53	.52
Ratio of net investment income
to average net assets	1.56	1.53	1.86	1.72	1.45
Portfolio Turnover Rate	3.27	4.46	5.42	4.69	4.54
Net Assets, end of period ($ x 1,000)	168,177	168,782	150,369	124,614	532,711

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Stock Index Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, that is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies.The fund’s investment objective is to match the total return of the Standard and Poor’s 500 Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an indirect wholly-owned subsidiary of BNY Mellon, serves as the fund’s index manager.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 400 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (250 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan, shareholder services plan, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for

SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board of Directors.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board of Directors.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	1,607,343,908	—	—	1,607,343,908
Mutual Funds	61,529,096	—	—	61,529,096
U.S. Treasury	—	3,479,599	—	3,479,599
Other Financial
Instruments:
Futures††	950,496	—	—	950,496

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and

Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2011, The Bank of New York Mellon earned $55,905 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2010 ($)	Purchases($)	Sales ($)	12/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	39,713,000	232,526,597	228,307,312	43,932,285	2.6
Dreyfus
Institutional
Cash
Advantage
Fund+	25,092,075	740,942,785	748,438,049	17,596,811	1.1
Total	64,805,075	973,469,382	976,745,361	61,529,096	3.7

†	On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus
Institutional Cash Advantage Fund, resulting in a transfer of shares.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,321,340, undistributed capital gains $83,902,872 and unrealized appreciation $350,251,684.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2011 and December 31, 2010 were as follows: ordinary income $31,032,668 and $30,435,641 and long-term capital gains $11,621,531 and $0, respectively.

During the period ended December 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for return of capital distributions, the fund decreased accumulated undistributed investment income-net by $3,528 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2011, was approximately $154,800 with a related weighted average annualized interest rate of 1.38%.

NOTE 3—Management Fee, Index Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .245% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has agreed to pay Mellon Capital a monthly index-management fee at the annual rate of .07% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

actual expenses incurred. During the period ended December 31, 2011, Service shares were charged $419,468 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of the Initial shares’ average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended December 31, 2011, Initial shares were charged $19,545 pursuant to the Shareholders Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2011, the fund was charged $1,197 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2011, the fund was charged $191 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $6.

Dreyfus has agreed to bear the cost of custody fees.

During the period ended December 31, 2011, the fund was charged $6,402 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $336,881, Rule 12b-1 distribution plan fees $35,156, shareholder services plan fees $1,000, chief compliance officer fees $5,295 and transfer agency per account fees $210.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2011, amounted to $56,045,241 and $205,906,155, respectively.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counter-

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

party credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at December 31, 2011 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2011:

Average Market Value ($)
Equity futures contracts	25,202,675

At December 31, 2011, the cost of investments for federal income tax purposes was $1,322,100,919; accordingly, accumulated net unrealized appreciation on investments was $350,251,684, consisting of $625,356,886 gross unrealized appreciation and $275,105,202 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and more than two hundred other entities have been named as defendants in two pending litigations (Deutsche Bank Trust Co., Americas et al. v.Adaly Opportunity Fund TD Secs. Inc. et al., No. 11-cv-04784, filed July 12, 2011 in the United States District Court for the Southern District of New York, and Niese et al. v. Alliance Bernstein L.P. et al., No. 11-cv-04538, filed July 1, 2011 in the United States District Court for the Southern District of New York) against shareholders of the Tribune Company who received payment for their shares in June or December 2007, as part of a leveraged buyout of the company (the “LBO”). Approximately one year after the LBO was concluded, the Tribune Company filed for bankruptcy. Thereafter, in approximately June 2011, certain Tribune Company creditors filed dozens of complaints in various courts throughout the country, including complaints in the two actions referred to above, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances,” and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases have been consolidated for pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York (S.D.N.Y.No. 11-MD-2296(RJH)).

In addition, there is a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company (The Official Committee of Unsecured Creditors of Tribune Co. v. Fitzsimons et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC), filed Nov. 1, 2010). In this case, the Creditors Committee seeks recovery for alleged “fraudulent conveyances” from more than 32,000 Tribune shareholders, including the fund, in a Third Amended Complaint filed in January 2012.

At this early stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss or range of loss that may result.

The Fund	43

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Stock Index Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Stock Index Fund, Inc., including the statements of investments and financial futures, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Stock Index Fund, Inc., at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2012

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2011 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

The Fund	45

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 164
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (72)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 49

Ehud Houminer (71)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 63
———————
Dr. Martin Peretz (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund	47

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 163 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since February 1988.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since September 2003.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 189 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 189 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 185 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

The Fund	49

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $49,528 in 2010 and $30,312 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,075 in 2010 and $15,693 in 2011.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,181 in 2010 and $3,508 in 2011.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $604 in 2010 and $593 in 2011.  [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $39,552,052 in 2010 and $20,226,638 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Stock Index Fund, Inc.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 13, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 13, 2012

By: /s/James Windels
James Windels, Treasurer
Date:	February 13, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)